UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: October 26, 2017
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On October 27, 2017, Tenet Healthcare Corporation (the “Company”) issued a press release reporting, among other things, certain information regarding the Company’s preliminary results of operations for the quarter ended September 30, 2017. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 2.05.	Costs Associated with Exit or Disposal Activities.
On October 27, 2017, the Company also announced that it has begun the implementation of a $150 million enterprise-wide cost reduction initiative, which includes the elimination of a regional management layer and streamlining corporate overhead and centralized support functions. In total, the Company anticipates it will eliminate approximately 1,300 positions, including contractors. In conjunction with this initiative, the Company expects to recognize a pre-tax restructuring charge of approximately $40 million in the fourth quarter of 2017. Substantially all of these costs relate to employee severance payments that will begin in the fourth quarter of 2017 and will continue into 2019.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements Of Certain Officers.
On October 26, 2017, the Company's Board of Directors appointed James L. Bierman as an independent member of the Board. He has not yet been appointed to serve on any committees of the Board. Mr. Bierman will stand for election as an independent director at the Company’s 2018 annual meeting of shareholders.
Mr. Bierman will participate in the non-employee director compensation programs described under “Director Compensation” in the Company’s proxy statement filed with the SEC on March 24, 2017. There is no arrangement or understanding between Mr. Bierman and any other persons pursuant to which he was selected as a director. In addition, Mr. Bierman is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release issued October 27, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ DANIEL J. CANCELMI
Daniel J. Cancelmi
Chief Financial Officer

Date:	October 27, 2017